SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549




                                   FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                August 25, 2004
                      ---------------------------------
                      (Date of earliest event reported)




                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Colorado                    0-16203                84-1060803
--------------              ----------          --------------------
   (State of                  Commission           (I.R.S. Employer
Incorporation)                File No.           Identification No.)



                  Suite 1400
                  475 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code: (303) 293-9133




                                   N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)









ITEM 5.  OTHER EVENTS.

     The following is an addendum to our August 6, 2004 operational update as it relates to certain of our drilling operations to the depth of the "J" Sand formation in the eastern half of our acreage position Washington County,
Colorado:

     Although our past "J" Sand results have initially caused us to believe that the eastern half of our acreage position will be productive in the shallow Niobrara but may not be prospective in the deeper "J" Sand, we believe that it is worthwhile for us to continue to drill to the "J" Sand because in many locations the formation may be economically viable, and continued drilling to that depth will provide us with additional information which may prove to be beneficial to us in the future.




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)



Date:  August 25, 2004                By: /s/ Roger A. Parker
                                          -----------------------------
                                          Roger A. Parker, President